UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period :	December 1, 2013 — November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Annual report
11|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Annual report
11 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	68
Shareholder meeting results	69
About the Trustees	70
Officers	72

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 9, 2015

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund's research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company's prospects. The team then compares this information with the bond's upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund's portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund's managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

High-yield bonds can offer greater income potential than other types of bonds.

ANNUAL DIVIDENDS FROM A $100,000 INVESTMENT
$12,000
10,000
8,000
6,000
4,000
2,000
0
2010
2011
2012
2013
2014
High-yield bonds (Putnam High Yield Advantage Fund)
Investment-grade bonds (Barclays U.S. Aggregate Bond Index)

Annual investment income (periods ended December 31)
Chart based on net asset value (NAV).

The fund invests in high-yield bonds, which generally offer higher income than do other types of bonds in exchange for greater credit risk. See pages 4–5 and 11–13 for complete performance information. Past performance is not indicative of future results.

What makes a bond "high yield"?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody's Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond's issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody's	Grade
Aaa	Investment
Aa, A	Investment
Baa	Investment
Ba, B	High yield
Caa/Ca	High yield
C	High yield

2 High Yield Advantage Fund
High Yield Advantage Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

The fund — class A shares before sales charge
Putnam High Yield Advantage Fund (PHYIX)
Fund's benchmark
JPMorgan Developed High Yield Index
Fund's Lipper peer group average
High Yield Funds
7.69
7.38
7.30
8.27
6.66
8.83
10.46
8.86
9.26
10.18
8.87
3.79
4.55
3.35
LIFE OF FUND*
(since 3/25/86)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4     High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

Paul, what was the market environment like for high-yield bonds during the 12 months ended November 30, 2014?

The market environment was generally supportive during the period’s first half, but became considerably more volatile in the second half. The major event marking the early months of the period was the Federal Reserve beginning the process of winding down its bond-buying program, which was announced in December 2013, launched in January 2014, and concluded in October 2014.

The U.S. economy shrank early in the new year — its first quarterly contraction since 2011 — partly due to severe weather in some of the nation’s most densely populated regions that suppressed consumer and business spending. By February, however, market participants were encouraged by the resiliency of U.S. stocks as well as lower U.S. Treasury yields. High-yield demand also received a boost in June when the European Central Bank [ECB] implemented a negative deposit rate of -0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth.

In July, U.S. high-yield bonds registered their first negative return since August 2013 due to what many observers characterized as a technical sell-off, fueled partly by significant outflows from high-yield exchange-traded funds and mutual funds. During August, the asset class recovered, buoyed by improving investor sentiment. Investors were

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

High Yield Advantage Fund     5

encouraged by greater clarity from the Fed on interest-rate policy, easing geopolitical tensions, increasing odds that the ECB would implement quantitative easing, ongoing merger-and-acquisition activity, and a solid quarterly earnings season. In September, however, selling pressure resumed, as an abundance of high-yield issuance, volatile equity and commodity markets, renewed concern about rising interest rates, heightened geopolitical uncertainty, and weak economic data overseas reduced investors’ appetite for risk.

Fragile investor sentiment persisted until mid-October, when a number of stabilizing factors helped high-yield bonds sharply rebound. These positive developments included a solid reading on third-quarter U.S. gross domestic product, better-than-expected third-quarter U.S. corporate earnings, indications by both the ECB and the Bank of Japan that they were preparing to ease their respective monetary policies, long-term interest rates that remained low, and reduced concern about inflation.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     High Yield Advantage Fund

“Despite the challenges presented by
the energy sector, we believe the fund
has held up relatively well amid the
recent market selloff.”

Paul Scanlon

Oil prices fell steadily from midsummer through period-end on concerns that the global market was oversupplied. Much of the new U.S. supply has resulted from the proliferation of shale oil fields in various parts of the country during the past six years. Meanwhile, widespread deceleration of global economic growth, particularly in Europe and China, sapped demand, as did signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to cut output. A stronger U.S. dollar also put pressure on oil, because oil is priced in dollars and becomes more expensive for buyers in other countries when the dollar strengthens, dampening their interest in the market. In our view, the November 27 announcement by OPEC that it would leave its oil production levels unchanged confirmed the near-term downward trend in oil prices. With energy comprising anywhere from 15% to 20% of the

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Advantage Fund     7

high-yield market, depending on which index is consulted, it is not surprising that falling oil prices weighed on high-yield bonds as the period came to a close.

During the past 12 months, higher-quality Ba-rated securities outperformed lower-quality B-rated and Caa-rated bonds. From an industry perspective, utilities, diversified media, and transportation were the best performers versus the fund’s benchmark. On the downside, energy, metals/mining, and gaming/lodging/leisure were the worst relative performers.

The fund outpaced the average return of its Lipper peer group but trailed its benchmark. What factors influenced its relative performance?

At the sector/industry level, favorable overall positioning in gaming/lodging/ leisure, along with overweights in financials and housing, contributed the most versus the benchmark. Conversely, not having enough exposure to utilities, adverse positioning in health care, and an underweight in paper/packaging hampered the fund’s relative performance. Additionally, having

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8     High Yield Advantage Fund

a lighter-than-benchmark allocation in Ba-rated bonds worked against the fund’s relative result.

Which holdings helped performance versus the fund’s benchmark?

The top individual contributors included overweights in global payments processing company First Data, resort and casino operator Caesars Entertainment, German banking and financial services provider Commerzbank, and an underweight in coal producer Arch Coal. We did not hold Arch Coal at period-end.

Which investments weren’t as productive during the past 12 months?

An overweight in offshore drilling company Paragon Offshore — which was spun off from Noble Corporation in August 2014 — was the biggest individual detractor. Additionally, underweighting several strong-performing index components dampened relative performance. These included municipal bond insurer Ambac Financial Group, automaker General Motors [GM], and Ohio-based utility FirstEnergy. We sold our positions in Ambac and FirstEnergy during the period.

The fund reduced its dividend rate in December 2013. What factors led to that decision?

Reflecting the debt refinancing that occurred during the period, the fund’s monthly distribution rate per class A share was lowered from $0.031 to $0.027. The refinancing of existing high-yield bonds resulted in higher-coupon older bonds being replaced with lower-coupon securities. Similar reductions were made to other share classes.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

In our view, domestic corporate fundamentals are likely to remain strong. Corporate earnings have continued to trend higher, and we believe revenue growth could become a more meaningful driver of earnings growth in 2015.

High-yield issuers appear to be in reasonably good financial shape. Corporations have continued to take a conservative approach toward managing their assets and liabilities. Most have refinanced debt and lowered their overall borrowing costs, with refinancing accounting for 54% of high-yield new issuance for the year-to-date through November 30, 2014.

We believe the default rate, which stood at 1.9% at period-end — well below the long-term average of 3.8% — could remain low. That said, sustained weakness in energy prices would likely elevate defaults among energy-related issuers. All told, excluding the energy sector, we continue to have a reasonably positive outlook for the asset class. Despite the challenges presented by the energy sector, we believe the fund has held up relatively well amid the recent market selloff. With valuations improved after the selloff, we believe the yield advantage that high-yield bonds provide over Treasuries offers the potential for attractive loss-adjusted returns versus other fixed-income alternatives.

As for portfolio positioning, historically, overweighting lower-quality Caa-rated securities had helped the fund’s relative performance. However, more recently, as we have progressed further into the credit cycle, higher-quality Ba-rated bonds have outperformed. Consequently, we have been selectively adding Ba-rated holdings to bring the fund’s allocation closer to neutral versus the benchmark. Additionally, to compensate for heightened market unease, we have increased the fund’s cash allocation and are keeping the portfolio’s interest-rate sensitivity below that of the benchmark. From an industry perspective, at period-end we favored telecommunication services, gaming/lodging/leisure, financials, cable

High Yield Advantage Fund     9

television, and broadcasting. Conversely, we were generally underweight in technology, energy, metals/mining, transportation, food/beverage, consumer products, and industrials.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

The plummeting price of oil, which dropped at least 40% to under $60 per barrel from June to November, has put more money into American consumers’ pockets and is likely to accelerate the pace of the nation’s economic recovery. Savings gained from lower heating and gasoline costs have helped boost consumer confidence across the United States. Prices fell in response to greater oil supplies, combined with reduced energy demand. Domestic oil production has increased due to advanced extraction techniques, like hydraulic fracturing. Overseas, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has been slow to reduce output, instead opting to sell excess reserves at a deep discount to struggling economies in Asia and Europe. Competing on price, however, may put OPEC-member countries at risk of stalling their own economic progress. In Russia and Venezuela, for example, shrinking oil revenue has contributed to weakened local currencies and increased inflationary concerns. In regard to demand, the International Energy Agency revised its global oil consumption outlook downward by 230,000 barrels per day, to 900,000, for 2015.

10     High Yield Advantage Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	7.69%	7.53%	7.42%	7.42%	6.88%	6.88%	7.40%	7.28%	7.43%	7.88%
10 years	102.28	94.19	90.43	90.43	87.74	87.74	97.40	90.98	97.74	107.38
Annual average	7.30	6.86	6.65	6.65	6.50	6.50	7.04	6.68	7.06	7.57
5 years	52.68	46.57	47.14	45.14	47.11	47.11	50.66	45.77	50.94	54.83
Annual average	8.83	7.95	8.03	7.73	8.03	8.03	8.54	7.83	8.58	9.14
3 years	30.44	25.23	27.54	24.54	27.62	27.62	29.49	25.28	29.49	31.46
Annual average	9.26	7.79	8.45	7.59	8.47	8.47	9.00	7.80	9.00	9.55
1 year	3.79	–0.36	3.23	–1.70	3.24	2.26	3.59	0.23	3.59	4.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

High Yield Advantage Fund     11

Comparative index returns For periods ended 11/30/14

	JPMorgan Developed High Yield Index	Lipper High Yield Funds category average*
Annual average (life of fund)	—†	7.38%
10 years	121.34%	91.23
Annual average	8.27	6.66
5 years	64.45	53.03
Annual average	10.46	8.86
3 years	33.76	29.11
Annual average	10.18	8.87
1 year	4.55	3.35

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/14, there were 618, 479, 418, 281, and 21 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 11/30/04 to 11/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,043 and $18,774, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $19,098. A $10,000 investment in the fund’s class R and Y shares would have been valued at $19,774 and $20,738, respectively.

12     High Yield Advantage Fund

Fund price and distribution information For the 12-month period ended 11/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.324		$0.276	$0.276	$0.312		$0.312	$0.336
Capital gains	—		—	—	—		—	—
Total	$0.324		$0.276	$0.276	$0.312		$0.312	$0.336
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
11/30/13	$6.20	$6.46	$6.06	$6.04	$6.19	$6.40	$6.19	$6.44
11/30/14	6.11	6.36	5.98	5.96	6.10	6.30	6.10	6.37
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate [1]	5.30%	5.09%	4.62%	4.63%	5.11%	4.95%	5.11%	5.27%
Current 30-day SEC yield [2]	N/A	4.50	3.93	3.93	N/A	4.29	4.44	4.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	7.61%	7.46%	7.35%	7.35%	6.81%	6.81%	7.32%	7.20%	7.35%	7.80%
10 years	97.17	89.28	85.95	85.95	82.92	82.92	92.41	86.16	92.74	101.98
Annual average	7.02	6.59	6.40	6.40	6.23	6.23	6.76	6.41	6.78	7.28
5 years	46.52	40.66	41.07	39.07	41.04	41.04	44.59	39.89	44.59	48.28
Annual average	7.94	7.06	7.12	6.82	7.12	7.12	7.65	6.94	7.65	8.20
3 years	25.32	20.31	22.44	19.44	22.48	22.48	24.40	20.36	24.40	26.27
Annual average	7.81	6.36	6.98	6.10	6.99	6.99	7.55	6.37	7.55	8.09
1 year	1.94	–2.14	1.18	–3.65	1.18	0.22	1.74	–1.56	1.74	2.21

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

High Yield Advantage Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 11/30/13	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%
Annualized expense ratio for the six-month period ended 11/30/14*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.09	$8.82	$8.82	$6.33	$6.34	$3.85
Ending value (after expenses)	$992.20	$988.10	$988.10	$989.70	$991.20	$993.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     High Yield Advantage Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.16	$8.95	$8.95	$6.43	$6.43	$3.90
Ending value (after expenses)	$1,019.95	$1,016.19	$1,016.19	$1,018.70	$1,018.70	$1,021.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Advantage Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16     High Yield Advantage Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Advantage Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     High Yield Advantage Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

High Yield Advantage Fund     19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

20     High Yield Advantage Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

High Yield Advantage Fund     21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 565, 458 and 394 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

22     High Yield Advantage Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

High Yield Advantage Fund     23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     High Yield Advantage Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 9, 2015

High Yield Advantage Fund     25

The fund’s portfolio 11/30/14

CORPORATE BONDS AND NOTES (89.5%)*	Principal amount	Value
Advertising and marketing services (0.9%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	$2,645,000	$2,651,613
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025	945,000	978,075
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,865,000	1,925,612
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	1,935,000	2,022,075
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	540,000	557,550
		8,134,925
Automotive (1.2%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	3,045,000	3,395,174
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8s, 2019	665,000	706,563
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	2,785,000	2,917,287
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	800,000	822,320
Navistar International Corp. sr. notes 8 1/4s, 2021	1,554,000	1,606,447
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Netherlands)	940,000	1,045,749
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	475,000	478,563
		10,972,103
Basic materials (9.4%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	19,000	19,777
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	365,000	395,934
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	475,000	500,571
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	2,550,000	3,104,624
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	1,415,000	1,464,525
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	2,495,000	2,619,750
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	290,000	291,450
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	2,935,000	3,162,462
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)	1,145,000	1,305,300
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	825,000	826,031
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	1,575,000	1,641,937
Cemex SAB de CV 144A company guaranty sr. notes 5.7s, 2025 (Mexico)	1,050,000	1,020,263
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	1,695,000	1,663,218
Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)	1,875,000	1,945,313

26     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021		$1,755,000	$1,847,137
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)		1,045,000	1,032,251
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)		725,000	699,625
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)		1,266,000	1,228,020
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)		1,006,000	965,760
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)		355,000	328,375
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		2,020,000	2,131,100
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020		1,240,000	1,438,400
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021		1,920,000	1,960,800
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020		195,000	188,663
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020		525,000	427,875
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018		1,535,000	1,450,574
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		855,000	884,925
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		1,685,000	1,743,974
Huntsman International, LLC company guaranty sr. unsec. notes 5 1/8s, 2021	EUR	335,000	438,067
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021		$1,915,000	2,077,774
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020		1,860,000	1,892,550
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		1,005,000	1,005,000
Ineos Finance PLC 144A company guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		830,000	886,025
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)		2,505,000	2,467,424
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 5 7/8s, 2019 (Luxembourg)		955,000	928,738
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		1,990,000	2,189,000
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018		150,000	150,375
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		1,705,000	1,832,875
Mercer International, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)		945,000	961,538
Momentive Performance Materials, Inc. Escrow company guaranty sr. notes 8 7/8s, 2020 F		2,174,000	22
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021		2,174,000	1,902,250
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)		920,000	924,600

High Yield Advantage Fund     27

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Basic materials cont.
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	$990,000	$961,538
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	2,225,000	2,280,624
PQ Corp. 144A sr. notes 8 3/4s, 2018	1,905,000	2,005,012
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	425,000	437,750
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	1,980,000	2,019,600
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	2,585,000	2,513,912
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	655,000	736,875
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	420,000	437,325
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	1,030,000	1,133,000
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	720,000	740,700
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	710,000	711,775
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	505,000	503,106
Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)	1,210,000	1,246,420
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	940,000	1,090,400
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	115,000	120,463
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	270,000	290,250
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	665,000	689,938
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	475,000	498,750
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	285,000	295,688
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	1,635,000	1,792,368
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	1,982,000	2,078,622
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,795,000	1,862,312
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	330,000	339,900
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	2,650,000	2,600,974
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	2,275,000	2,402,968
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	1,235,000	1,281,312
		85,016,454
Broadcasting (2.9%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	1,535,000	1,596,400
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	2,585,000	2,694,863

28     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Broadcasting cont.
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	$1,655,000	$1,671,550
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	2,160,000	2,235,600
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	1,700,000	1,657,500
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	4,250,000	4,175,624
LIN Television Corp. company guaranty sr. unsec. notes 6 3/8s, 2021	625,000	640,625
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	1,345,000	1,398,800
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	1,850,000	1,910,124
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	275,000	283,250
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,440,000	1,404,000
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	1,445,000	1,491,963
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	2,100,000	2,215,500
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	1,010,000	1,090,800
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	638,000	685,850
Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	700,000	755,125
		25,907,574
Building materials (1.3%)
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	715,000	769,519
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	3,415,000	3,415,000
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	2,600,000	2,788,500
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,160,000	2,273,400
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	1,650,000	1,773,750
Owens Corning company guaranty sr. unsec. notes 9s, 2019	424,000	517,288
		11,537,457
Cable television (4.3%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,190,000	1,347,674
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	470,000	540,500
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	525,000	582,750
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	1,250,000	1,315,625
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	2,675,000	2,661,624
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	2,115,000	2,072,700
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	750,000	797,813
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	1,545,000	1,608,731

High Yield Advantage Fund     29

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Cable television cont.
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024		$2,550,000	$2,565,937
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022		1,540,000	1,557,325
Cogeco Cable, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2020 (Canada)		830,000	834,648
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		1,710,000	1,889,550
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		1,295,000	1,283,668
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		995,000	1,136,787
DISH DBS Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2024		1,675,000	1,687,563
Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023 (United Kingdom)		740,000	789,950
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022		1,110,000	1,184,924
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		2,900,000	2,958,000
Numericable Group SA 144A sr. notes 6s, 2022 (France)		2,505,000	2,548,085
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		1,370,000	1,404,250
SFR-Numericable 144A sr. bonds 5 5/8s, 2024 (France)	EUR	275,000	359,080
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$735,000	773,588
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 6 7/8s, 2021 (Canada)	CAD	340,000	319,100
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$2,573,000	2,643,757
Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021 (United Kingdom)		740,000	762,200
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		3,535,000	3,835,474
			39,461,303
Capital goods (6.8%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		4,278,000	4,491,900
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		4,505,000	5,101,912
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		1,190,000	1,178,100
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022		1,094,000	1,077,590
Ardagh Finance Holdings SA 144A sr. unsec. notes 8 5/8s, 2019 (Luxembourg) ‡‡		1,065,000	1,096,950
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024		1,465,000	1,428,374
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		815,000	819,074
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		705,000	786,075
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		585,000	601,088
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		755,000	828,613
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		2,270,000	2,491,324

30     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Capital goods cont.
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	$740,000	$710,400
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	935,000	1,035,512
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	3,535,000	3,428,950
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	785,000	797,756
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	2,863,000	3,984,232
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	3,405,000	3,498,637
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	1,840,000	1,761,800
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	1,080,000	1,098,900
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,230,000	1,334,550
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	1,735,000	1,782,712
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	1,405,000	1,422,562
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	2,986,000	3,165,160
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 7/8s, 2019	985,000	1,045,331
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	330,000	339,488
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	2,350,000	2,526,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019	635,000	661,988
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	710,000	741,063
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	1,670,000	1,747,237
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 3/4s, 2022 (Netherlands) ‡‡	400,000	422,000
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	1,530,000	1,629,450
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	1,215,000	1,275,750
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	2,550,000	2,588,250
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	1,305,000	1,399,612
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	835,000	851,700
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	1,430,000	1,412,124
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	1,155,000	1,234,406
		61,796,820

High Yield Advantage Fund     31

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Commercial and consumer services (1.2%)
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	$1,755,000	$1,855,912
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	2,285,000	2,309,221
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	2,930,000	2,951,975
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	2,330,000	2,475,625
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	1,062,000	1,146,960
		10,739,693
Consumer (0.2%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,140,000	1,101,525
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	90,000	95,850
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	110,000	116,325
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	660,000	697,125
		2,010,825
Consumer staples (5.7%)
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024	1,595,000	1,666,775
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	2,479,000	2,658,728
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	470,000	517,588
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	705,000	712,050
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	665,000	656,688
Barry Callebaut Services NV 144A company guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)	1,075,000	1,139,877
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	3,290,000	3,372,250
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	2,715,000	2,816,813
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	1,025,000	994,250
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	4,055,000	4,521,325
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	470,000	468,825
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	146,000	159,505
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	1,655,000	1,830,927
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	160,000	163,200
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	125,000	127,325
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	2,650,000	2,570,500
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	380,000	374,300
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	2,520,000	2,356,200

32     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Consumer staples cont.
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)	$1,275,000	$1,271,813
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	2,130,000	2,156,838
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	540,000	575,100
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	2,465,000	2,631,388
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	480,000	510,000
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	505,000	522,675
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	4,040,000	4,297,550
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	1,385,000	1,367,688
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	2,395,000	2,424,938
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	2,780,000	3,064,950
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	365,000	391,463
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	915,000	1,011,075
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	1,125,000	1,167,188
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	740,000	782,550
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	1,235,000	1,290,575
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	745,000	782,250
		51,355,167
Energy (10.2%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	980,000	1,021,650
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	1,780,000	1,886,800
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	1,540,000	1,597,750
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	1,410,000	620,400
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	1,290,000	1,251,300
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	1,405,000	1,387,438
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	1,120,000	1,002,400
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	1,125,000	1,035,000
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	1,185,000	1,066,500
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024	1,235,000	1,101,466
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	1,015,000	913,500

High Yield Advantage Fund     33

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021		$1,900,000	$1,824,000
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	485,000	644,239
Chesapeake Energy Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		$820,000	918,400
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		470,000	498,200
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		920,000	910,800
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019		1,650,000	1,476,750
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		1,720,000	1,775,900
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		555,000	548,063
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022		947,000	965,940
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		1,020,000	510,000
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022		1,145,000	1,142,138
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021		825,000	809,531
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022		1,705,000	1,566,469
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018		1,127,000	912,870
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021		255,000	229,500
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022		1,960,000	1,744,400
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		1,055,000	865,100
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019		1,045,000	749,788
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020		2,330,000	2,376,600
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020		825,000	841,500
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021		4,059,000	3,125,430
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020		1,365,000	1,426,425
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022		430,000	406,888
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024		890,000	823,250
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021		1,785,000	1,374,450

34     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Energy cont.
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	$3,380,000	$3,633,500
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	305,000	297,375
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	3,850,000	3,311,000
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	895,000	774,175
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	4,680,000	4,185,675
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	340,000	312,800
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	1,000,000	882,500
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,350,000	1,439,438
Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	295,000	304,956
Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,088,000	1,150,560
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	730,000	677,075
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	2,430,000	2,284,200
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	2,505,000	2,004,000
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	1,035,000	724,500
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	850,000	499,375
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	2,545,000	1,476,100
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	880,000	858,000
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	1,290,000	1,212,600
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	1,790,000	1,709,450
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	905,000	923,100
Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	1,445,000	1,502,800
Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	900,000	910,125
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,875,000	3,054,688
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	690,000	715,875
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	3,090,000	1,784,475
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	940,000	977,600
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	910,000	696,150
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	1,980,000	1,762,200
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	540,000	552,150
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	690,000	702,075
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	280,000	278,600

High Yield Advantage Fund     35

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Energy cont.
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	900,000	$728,595
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$455,000	387,888
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 144A sr. unsec. notes 6 1/4s, 2022		180,000	183,600
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 144A sr. unsec. notes 5 1/2s, 2019		120,000	122,100
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		755,000	615,325
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		1,845,000	1,768,894
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		3,405,000	3,307,106
Williams Cos., Inc. (The) notes 7 3/4s, 2031		1,113,000	1,315,874
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		335,000	401,969
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		945,000	962,719
			92,742,022
Entertainment (1.6%)
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020		745,000	825,088
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022		1,075,000	1,101,875
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		945,000	949,725
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		430,000	428,925
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		1,035,000	1,014,300
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023		950,000	904,875
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021		140,000	149,625
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		1,965,000	1,999,388
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		640,000	656,000
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		980,000	910,175
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		1,570,000	1,495,425
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		705,000	676,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		3,230,000	3,238,075
			14,350,276
Financials (9.8%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020		1,700,000	1,757,375
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031		2,800,000	3,521,000
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020		795,000	942,075
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		2,300,000	2,696,750
Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,331,000	1,520,668

36     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Financials cont.
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	$1,905,000	$2,609,850
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)	400,000	434,000
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	705,000	725,269
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	1,780,000	1,820,050
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	725,000	752,188
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	475,000	486,400
CIT Group, Inc. sr. unsec. notes 5s, 2023	975,000	1,004,250
CIT Group, Inc. sr. unsec. notes 5s, 2022	845,000	871,406
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	1,560,000	1,657,500
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	1,290,000	1,406,100
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	2,140,000	2,268,400
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	105,000	104,213
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	1,820,000	1,269,450
CNO Financial Group, Inc. 144A company guaranty sr. notes 6 3/8s, 2020	965,000	1,027,725
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	760,000	888,744
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	1,110,000	782,550
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	1,140,000	1,185,600
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	465,000	492,900
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 6 1/4s, perpetual maturity (Switzerland)	220,000	213,950
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	1,605,000	1,472,588
Dresdner Funding Trust I 144A bonds 8.151s, 2031	3,010,000	3,581,900
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	1,720,000	1,840,400
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	1,460,000	1,474,600
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	1,005,000	665,813
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	1,885,000	1,955,688
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	315,000	314,213
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	2,655,000	2,764,386
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	1,895,000	1,932,900
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	1,440,000	1,576,800
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	1,025,000	1,089,063
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	110,000	107,800

High Yield Advantage Fund     37

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037		$970,000	$1,137,325
Lloyds Bank PLC jr. unsec. sub. FRN notes Ser. EMTN, 13s, perpetual maturity (United Kingdom)	GBP	1,265,000	3,301,363
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)		$450,000	462,375
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R		640,000	684,800
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		780,000	834,600
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		945,000	909,563
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,620,000	1,494,450
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018		1,580,000	1,785,400
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		1,365,000	1,443,488
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020		270,000	282,150
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		1,275,000	1,208,063
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,915,000	1,982,025
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,160,000	2,025,000
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		1,844,000	1,827,865
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019		935,000	991,100
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)		1,700,000	1,797,750
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds 7.648s, perpetual maturity (United Kingdom)		3,850,000	4,514,125
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)		1,010,000	1,096,991
Springleaf Finance Corp. company guaranty sr. unsec. unsub. notes Ser. MTN, 6.9s, 2017		2,185,000	2,387,113
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		1,475,000	1,478,688
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,140,000	1,282,500
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		450,000	464,625
Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020		1,353,000	1,386,825
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		1,170,000	1,123,200
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		2,560,000	2,592,000
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021		1,365,000	1,228,500
			88,936,448
Gaming and lottery (2.5%)
Boyd Gaming Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		270,000	282,150
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020		469,000	371,096

38     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Gaming and lottery cont.
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019		$1,150,000	$1,230,500
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,420,000	2,239,140
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		$655,000	669,738
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		900,000	951,750
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		1,145,000	1,199,388
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		3,753,496	4,119,462
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021		2,495,000	2,351,538
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019		937,000	1,000,248
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		3,310,000	3,467,225
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018		510,000	441,150
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020		470,000	343,100
Scientific Games International, Inc. 144A sr. notes 7s, 2022		1,365,000	1,373,531
Scientific Games International, Inc. 144A sr. unsec. notes 10s, 2022		2,720,000	2,543,200
			22,583,216
Health care (8.4%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		1,945,000	2,022,800
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		860,000	862,150
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		1,200,000	1,260,000
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		1,645,000	1,751,925
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		1,780,000	1,802,250
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		1,208,000	1,206,490
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		860,000	868,600
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		730,000	750,075
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		380,000	389,500
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		365,000	386,444
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		1,347,000	1,367,205
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	610,000	787,874
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)		$1,078,000	1,141,386
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		2,430,000	2,265,975

High Yield Advantage Fund     39

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Health care cont.
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024	$1,720,000	$1,764,075
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	2,704,000	2,744,560
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	1,585,000	1,547,356
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	1,315,000	1,413,625
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 4 3/4s, 2024	560,000	561,400
Grifols Worldwide Operations, Ltd. 144A sr. unsec. notes 5 1/4s, 2022 (Ireland)	425,000	435,625
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	1,860,000	1,887,900
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	1,450,000	1,442,750
HCA, Inc. sr. notes 6 1/2s, 2020	5,040,000	5,581,800
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	410,000	469,450
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	1,565,000	1,643,250
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	615,000	631,913
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	1,015,000	1,035,300
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	770,000	827,750
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	2,402,000	2,474,060
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	3,710,000	4,108,825
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	975,000	1,035,938
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	1,320,000	1,352,340
Omnicare, Inc. sr. unsec. notes 5s, 2024	280,000	285,600
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	1,495,000	1,521,163
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	2,901,000	3,053,303
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	575,000	586,500
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	2,150,000	2,214,500
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	1,940,000	2,003,050
Service Corporation International/US sr. notes 7s, 2017	205,000	222,938
Service Corporation International/US sr. unsec. unsub. notes 6 3/4s, 2016	2,005,000	2,110,263
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	1,135,000	1,188,913
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	505,000	507,525
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	825,000	810,563
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	1,240,000	1,212,100

40     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	$2,070,000	$2,243,363
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	2,800,000	2,978,500
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	340,000	344,250
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	1,140,000	1,225,500
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	250,000	262,500
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	1,480,000	1,533,650
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	280,000	291,200
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	135,000	136,350
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	1,125,000	1,202,344
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	2,385,000	2,456,550
		76,211,216
Homebuilding (2.6%)
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	1,845,000	1,955,700
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	1,150,000	1,210,720
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	2,090,000	2,204,950
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	1,825,000	1,765,688
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	1,290,000	1,290,000
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	1,565,000	1,635,425
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	1,980,000	1,989,900
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	2,070,000	2,349,450
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	1,140,000	1,308,150
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035	215,000	208,550
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	980,000	1,026,550
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	755,000	758,775
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	316,000	337,725
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	710,000	699,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	1,110,000	1,115,550
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	1,805,000	1,931,350
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	1,750,000	1,785,000
		23,572,833

High Yield Advantage Fund     41

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Lodging/Tourism (1.1%)
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	$1,518,000	$1,578,720
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	1,650,000	1,777,875
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	1,850,000	1,868,500
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	1,130,000	1,291,025
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	1,275,000	1,364,250
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	2,185,000	2,064,825
		9,945,195
Media (0.5%)
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020	830,000	675,413
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	835,000	839,175
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	2,835,000	2,905,875
		4,420,463
Publishing (0.4%)
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	925,000	955,063
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	1,190,000	1,236,113
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	1,030,000	1,035,150
		3,226,326
Regional Bells (0.2%)
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,655,000	1,866,013
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	180,000	180,900
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	180,000	183,834
		2,230,747
Retail (2.2%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	505,000	572,790
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	1,706,000	1,706,000
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	640,000	524,800
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	895,000	930,800
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	2,100,000	2,008,125
Jo-Ann Stores, LLC 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	705,000	641,550
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,090,000	2,351,250
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	685,000	738,944
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	1,230,000	1,248,450
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	2,885,000	3,108,588
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	910,000	969,150

42     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Retail cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022		$2,095,000	$2,173,563
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024		1,310,000	1,313,275
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018		1,020,000	1,064,625
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡		780,000	787,800
			20,139,710
Technology (2.9%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020		1,665,000	1,760,738
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020		2,175,000	2,267,438
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		1,410,000	1,230,225
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		4,245,000	4,149,488
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021		2,000	2,280
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021		1,581,000	1,830,008
First Data Corp. 144A company guaranty notes 8 1/4s, 2021		3,796,000	4,061,720
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡		172,077	178,315
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020		149,000	163,900
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021		475,000	467,875
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		1,535,000	1,584,888
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R		1,620,000	1,696,950
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022		1,525,000	1,612,688
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		3,455,000	3,446,363
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019		1,040,000	1,060,800
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019		457,000	477,565
			25,991,241
Telecommunications (6.1%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)		4,845,000	5,008,518
Altice SA 144A company guaranty sr. notes 7 1/4s, 2022 (Luxembourg)	EUR	285,000	368,559
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		$2,815,000	2,864,262
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R		870,000	871,088
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		3,525,000	3,613,125
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		1,195,000	1,220,393
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019		1,205,000	1,304,412
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021		780,000	865,800
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		1,170,000	1,254,825

High Yield Advantage Fund     43

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Telecommunications cont.
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	$2,345,000	$2,450,525
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	6,780,000	7,025,775
Level 3 Communications, Inc. 144A sr. unsec. unsub. notes 5 3/4s, 2022	565,000	567,825
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	1,851,000	1,874,138
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	1,210,000	1,315,874
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	455,000	486,281
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	1,155,000	1,204,088
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	760,000	551,000
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	1,980,000	2,281,484
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,285,000	1,529,629
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	1,465,000	1,508,950
Sprint Capital Corp. company guaranty 6 7/8s, 2028	3,575,000	3,351,562
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	370,000	378,325
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	2,240,000	2,592,800
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	4,045,000	4,237,138
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	2,955,000	3,014,100
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	2,420,000	2,314,124
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)	960,000	924,000
		54,978,600
Telephone (1.7%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	1,360,000	1,509,600
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	375,000	395,625
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	280,000	291,200
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	695,000	714,113
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	2,055,000	2,121,788
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	2,265,000	2,298,974
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	1,377,000	1,413,146
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	2,195,000	2,230,669
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	1,140,000	1,157,100
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	1,290,000	1,423,031

44     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Telephone cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	$1,425,000	$1,490,906
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	855,000	825,075
		15,871,227
Transportation (0.8%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	2,052,000	2,149,470
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	2,205,000	2,227,050
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	2,505,000	2,548,838
		6,925,358
Utilities and power (4.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	520,000	604,500
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	2,255,000	2,559,424
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	2,177,000	2,492,664
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	660,000	661,650
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	3,380,000	3,439,150
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	1,620,000	1,729,350
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	370,000	395,438
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	1,630,000	1,873,251
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	401,000	425,060
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	1,100,000	1,163,250
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	160,000	168,400
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	1,925,000	2,002,000
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	765,000	988,037
El Paso, LLC sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	887,524
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	875,000	1,052,188
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	1,097,000	1,258,808
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	1,085,000	1,124,331
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	430,000	438,600
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	2,825,000	3,068,655
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	1,280,000	1,184,000
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	740,000	765,900
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	395,200
Kinder Morgan, Inc./DE company guaranty sr. notes 7s, 2017	1,160,000	1,297,750
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	990,000	1,044,450
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	3,360,000	3,637,200
NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	260,000	287,950

High Yield Advantage Fund     45

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	$840,000	$852,600
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,665,000	1,714,950
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,110,000	1,110,000
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	835,000	818,300
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	945,000	888,300
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	790,000	790,000
Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	305,000	374,319
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	745,000	594,138
		42,087,337
Total corporate bonds and notes (cost $802,818,398)		$811,144,536

SENIOR LOANS (5.3%)*[c]	Principal amount	Value
Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	$475,000	$461,938
		461,938
Capital goods (0.2%)
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	1,410,000	1,395,144
		1,395,144
Communication services (0.3%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,635,000	2,651,469
		2,651,469
Consumer cyclicals (2.6%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.985s, 2017	3,913,849	3,555,732
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	693,263	638,379
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	2,548,613	2,374,033
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	445,000	444,444
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	495,000	494,381
Delta 2 (Lux) Sarl bank term loan FRN 4 3/4s, 2021 (Luxembourg)	1,340,000	1,329,113
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,054,798	997,444
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.906s, 2019	2,584,000	2,424,808
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	2,517,538	2,434,932
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	500,000	505,313
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	2,556,198	2,539,156
ROC Finance, LLC bank term loan FRN 5s, 2019	1,215,789	1,156,520
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	2,065,000	2,070,591
Univision Communications, Inc. bank term loan FRN 4s, 2020	2,106,554	2,084,500
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	921,074	821,291
		23,870,637

46     High Yield Advantage Fund

SENIOR LOANS (5.3%)*[c] cont.	Principal amount	Value
Consumer staples (0.5%)
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021 (Canada)	$1,815,000	$1,819,213
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	1,417,875	1,393,506
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	990,000	851,400
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	815,000	814,491
		4,878,610
Energy (0.6%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,750,000	1,573,906
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	600,850	492,697
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,180,000	2,114,600
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	1,572,000	1,436,022
		5,617,225
Financials (—%)
iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	281,880	288,575
		288,575
Health care (0.4%)
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	1,045,392	1,047,515
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	1,455,911	1,431,646
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	995,000	971,369
		3,450,530
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.654s, 2017	505,497	490,613
		490,613
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	1,950,000	1,930,500
		1,930,500
Utilities and power (0.3%)
Energy Future Intermediate Holding Co., LLC bank term loan FRN 4 1/4s, 2016	730,000	729,818
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	3,273,299	2,369,050
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	33,594	24,314
		3,123,182
Total senior loans (cost $50,187,858)		$48,158,423

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$1,563,000	$2,035,808
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	449,000	619,901
Total convertible bonds and notes (cost $2,196,096)		$2,655,709

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 0.625%, November 30, 2017 [i]	$124,000	$123,283
Total U.S. treasury obligations (cost $123,283)		$123,283

High Yield Advantage Fund     47

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value
Putnam Short Term Investment Fund 0.09% L	40,611,944	$40,611,944
SSgA Prime Money Market Fund Class N zero % P	110,000	110,000
Total short-term investments (cost $40,721,944)		$40,721,944

TOTAL INVESTMENTS
Total investments (cost $896,047,579)	$902,803,895

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through November 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $905,987,938.
†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

48     High Yield Advantage Fund

FORWARD CURRENCY CONTRACTS at 11/30/14 (aggregate face value $12,933,803)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	1/21/15	$436,743	$446,014	$9,271
	Euro	Sell	12/17/14	3,610,017	3,812,379	202,362
Barclays Bank PLC
	British Pound	Sell	12/17/14	2,952,723	3,119,325	166,602
Credit Suisse International
	Euro	Buy	12/17/14	1,086,737	1,113,419	(26,682)
	Euro	Sell	12/17/14	1,086,736	1,115,517	28,781
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/21/15	735,737	750,540	14,803
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/21/15	1,893,891	1,920,281	26,390
	Euro	Sell	12/17/14	507,491	568,172	60,681
WestPac Banking Corp.
	Canadian Dollar	Sell	1/21/15	86,300	88,156	1,856
Total						$484,064

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible bonds and notes	$—	$2,655,709	$—
Corporate bonds and notes	—	811,144,514	22
Senior loans	—	48,158,423	—
U.S. treasury obligations	—	123,283	—
Short-term investments	40,721,944	—	—
Totals by level	$40,721,944	$862,081,929	$22

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$484,064	$—
Totals by level	$—	$484,064	$—

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund     49

Statement of assets and liabilities 11/30/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $855,435,635)	$862,191,951
Affiliated issuers (identified cost $40,611,944) (Notes 1 and 5)	40,611,944
Cash	322,216
Interest and other receivables	13,910,212
Receivable for shares of the fund sold	518,916
Receivable for investments sold	6,046,580
Unrealized appreciation on forward currency contracts (Note 1)	510,746
Prepaid assets	40,497
Total assets	924,153,062
LIABILITIES
Payable for investments purchased	15,082,988
Payable for shares of the fund repurchased	1,272,695
Payable for compensation of Manager (Note 2)	418,379
Payable for custodian fees (Note 2)	12,114
Payable for investor servicing fees (Note 2)	219,738
Payable for Trustee compensation and expenses (Note 2)	317,680
Payable for administrative services (Note 2)	2,938
Payable for distribution fees (Note 2)	323,766
Unrealized depreciation on forward currency contracts (Note 1)	26,682
Collateral on certain derivative contracts, at value (Note 1)	233,283
Other accrued expenses	254,861
Total liabilities	18,165,124
Net assets	$905,987,938

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$955,456,569
Undistributed net investment income (Note 1)	4,121,365
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(60,822,743)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,232,747
Total — Representing net assets applicable to capital shares outstanding	$905,987,938
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

50     High Yield Advantage Fund

Statement of assets and liabilities (Continued)
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($529,990,169 divided by 86,677,298 shares)	$6.11
Offering price per class A share (100/96.00 of $6.11)*	$6.36
Net asset value and offering price per class B share ($16,893,348 divided by 2,825,145 shares)**	$5.98
Net asset value and offering price per class C share ($25,229,005 divided by 4,233,485 shares)**	$5.96
Net asset value and redemption price per class M share ($112,526,344 divided by 18,436,628 shares)	$6.10
Offering price per class M share (100/96.75 of $6.10)†	$6.30
Net asset value, offering price and redemption price per class R share ($28,806,942 divided by 4,720,495 shares)	$6.10
Net asset value, offering price and redemption price per class Y share ($192,542,130 divided by 30,235,854 shares)	$6.37

*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund     51

Statement of operations Year ended 11/30/14
INVESTMENT INCOME
Interest (including interest income of $25,929 from investments in affiliated issuers) (Note 5)	$61,237,935
Total investment income	61,237,935
EXPENSES
Compensation of Manager (Note 2)	5,388,856
Investor servicing fees (Note 2)	1,449,066
Custodian fees (Note 2)	30,707
Trustee compensation and expenses (Note 2)	47,402
Distribution fees (Note 2)	2,629,750
Administrative services (Note 2)	22,464
Other	546,389
Total expenses	10,114,634
Expense reduction (Note 2)	(1,519)
Net expenses	10,113,115
Net investment income	51,124,820

Net realized gain on investments (Notes 1 and 3)	15,134,390
Net realized loss on foreign currency transactions (Note 1)	(230,706)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	965,921
Net unrealized depreciation of investments during the year	(29,039,650)
Net loss on investments	(13,170,045)
Net increase in net assets resulting from operations	$37,954,775

The accompanying notes are an integral part of these financial statements.

52     High Yield Advantage Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/14	Year ended 11/30/13
Operations:
Net investment income	$51,124,820	$58,367,402
Net realized gain on investments and foreign currency transactions	14,903,684	19,884,608
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(28,073,729)	(3,365,362)
Net increase in net assets resulting from operations	37,954,775	74,886,648
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(28,598,028)	(41,244,151)
Class B	(782,318)	(933,561)
Class C	(1,256,380)	(1,623,946)
Class M	(6,523,775)	(7,399,731)
Class R	(1,410,153)	(1,563,283)
Class Y	(10,441,420)	(9,935,475)
Redemption fees (Note 1)	—	9,696
Increase (decrease) from capital share transactions (Note 4)	(86,847,468)	25,485,428
Total increase (decrease) in net assets	(97,904,767)	37,681,625
NET ASSETS
Beginning of year	1,003,892,705	966,211,080
End of year (including undistributed net investment income of $4,121,365 and $2,432,401, respectively)	$905,987,938	$1,003,892,705

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund     53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
November 30, 2014	$6.20	.33	(.10)	.23	(.32)	(.32)	—	—	$6.11	3.79	$529,990	1.03	5.34	43
November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	—	6.20	7.84	565,904	1.04	5.85	49
November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—[d]	—	6.12	16.55	652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—[d]	—[e]	5.62	2.58	510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—[d]	—	5.90	14.10	535,054	1.05[f]	7.66[f]	71
Class B
November 30, 2014	$6.06	.28	(.08)	.20	(.28)	(.28)	—	—	$5.98	3.23	$16,893	1.78	4.59	43
November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	—	6.06	6.98	17,154	1.79	5.07	49
November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—[d]	—	5.99	15.48	15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—[d]	—[e]	5.52	1.84	8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—[d]	—	5.80	13.28	7,520	1.80[f]	6.93[f]	71
Class C
November 30, 2014	$6.04	.28	(.08)	.20	(.28)	(.28)	—	—	$5.96	3.24	$25,229	1.78	4.59	43
November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	—	6.04	7.01	28,949	1.79	5.08	49
November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—[d]	—	5.97	15.52	29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—[d]	—[e]	5.50	1.90	15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—[d]	—	5.78	13.13	9,464	1.80[f]	6.92[f]	71
Class M
November 30, 2014	$6.19	.32	(.10)	.22	(.31)	(.31)	—	—	$6.10	3.59	$112,526	1.28	5.10	43
November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	—	6.19	7.64	134,948	1.29	5.58	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	—	6.11	16.13	123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—[d]	—[e]	5.62	2.37	130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—[d]	—	5.90	13.65	164,632	1.30[f]	7.42[f]	71
Class R
November 30, 2014	$6.19	.32	(.10)	.22	(.31)	(.31)	—	—	$6.10	3.59	$28,807	1.28	5.08	43
November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	—	6.19	7.64	24,687	1.29	5.59	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	—	6.11	16.13	26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—[d]	—[e]	5.62	2.37	16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—[d]	—	5.90	13.86	11,085	1.30[f]	7.34[f]	71
Class Y
November 30, 2014	$6.44	.36	(.09)	.27	(.34)	(.34)	—	—	$6.37	4.16	$192,542.78		5.61	43
November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	—	6.44	8.10	232,251.79		6.00	49
November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—[d]	—	6.34	16.76	119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—[d]	—[e]	5.81	2.88	113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—[d]	—	6.08	14.49	97,130	.80[f]	7.87[f]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54	High Yield Advantage Fund	High Yield Advantage Fund	55

Financial highlights (Continued)

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of average net assets
November 30, 2010	0.01%

The accompanying notes are an integral part of these financial statements.

56     High Yield Advantage Fund

Notes to financial statements 11/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through November 30, 2014.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

High Yield Advantage Fund     57

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange

58     High Yield Advantage Fund

rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

High Yield Advantage Fund     59

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2014, the fund had a capital loss carryover of $59,325,817 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$59,325,817	$—	$59,325,817	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $423,782 to decrease undistributed net investment income, $1,046,870 to increase paid-in-capital and $623,088 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,984,609
Unrealized depreciation	(20,725,218)
Net unrealized appreciation	5,259,391
Undistributed ordinary income	4,789,669
Capital loss carryforward	(59,325,817)
Cost for federal income tax purposes	$897,544,504

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

60     High Yield Advantage Fund

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$834,627
Class B	26,164
Class C	41,890
Class M	197,211
Class R	42,593
Class Y	306,581
Total	$1,449,066

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,519 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $508, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

High Yield Advantage Fund     61

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,383,696
Class B	173,608
Class C	277,733
Class M	653,283
Class R	141,430
Total	$2,629,750

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,502 and $574 from the sale of class A and class M shares, respectively, and received $7,116 and $128 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $80 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$392,936,020	$437,184,942
U.S. government securities (Long-term)	—	—
Total	$392,936,020	$437,184,942

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/14		Year ended 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	18,300,291	$114,009,653	35,692,145	$220,700,326
Shares issued in connection with reinvestment of distributions	4,131,890	25,790,153	5,316,813	32,865,975
	22,432,181	139,799,806	41,008,958	253,566,301
Shares repurchased	(27,099,569)	(168,516,498)	(56,352,605)	(347,271,086)
Net decrease	(4,667,388)	$(28,716,692)	(15,343,647)	$(93,704,785)

	Year ended 11/30/14		Year ended 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	327,257	$2,002,756	790,180	$4,801,049
Shares issued in connection with reinvestment of distributions	101,124	617,645	125,022	756,558
	428,381	2,620,401	915,202	5,557,607
Shares repurchased	(432,334)	(2,641,510)	(632,451)	(3,821,312)
Net increase (decrease)	(3,953)	$(21,109)	282,751	$1,736,295

62     High Yield Advantage Fund

	Year ended 11/30/14		Year ended 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	709,466	$4,337,622	1,271,289	$7,693,913
Shares issued in connection with reinvestment of distributions	160,458	977,396	217,229	1,311,055
	869,924	5,315,018	1,488,518	9,004,968
Shares repurchased	(1,425,733)	(8,673,962)	(1,598,979)	(9,640,955)
Net decrease	(555,809)	$(3,358,944)	(110,461)	$(635,987)

	Year ended 11/30/14		Year ended 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	2,240,042	$13,953,057	4,116,672	$25,455,503
Shares issued in connection with reinvestment of distributions	38,045	237,156	46,023	284,205
	2,278,087	14,190,213	4,162,695	25,739,708
Shares repurchased	(5,649,389)	(35,255,433)	(2,508,852)	(15,549,907)
Net increase (decrease)	(3,371,302)	$(21,065,220)	1,653,843	$10,189,801

	Year ended 11/30/14		Year ended 11/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	2,099,781	$13,096,553	1,606,793	$9,943,796
Shares issued in connection with reinvestment of distributions	225,514	1,405,351	253,163	1,563,232
	2,325,295	14,501,904	1,859,956	11,507,028
Shares repurchased	(1,594,812)	(9,956,933)	(2,143,207)	(13,216,731)
Net increase (decrease)	730,483	$4,544,971	(283,251)	$(1,709,703)

	Year ended 11/30/14		Year ended 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	14,913,793	$96,672,745	36,859,091	$235,384,394
Shares issued in connection with reinvestment of distributions	1,034,027	6,699,715	1,170,541	7,502,533
	15,947,820	103,372,460	38,029,632	242,886,927
Shares repurchased	(21,800,762)	(141,602,934)	(20,850,344)	(133,277,120)
Net increase (decrease)	(5,852,942)	$(38,230,474)	17,179,288	$109,609,807

At the close of the reporting period, a shareholder of record owned 5.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$43,646,708	$302,832,955	$305,867,719	$25,929	$40,611,944

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

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Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$19,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$510,746	Payables	$26,682
Total		$510,746		$26,682

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(230,403)	$(230,403)
Total	$(230,403)	$(230,403)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$978,670	$978,670
Total	$978,670	$978,670

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High Yield Advantage Fund     65

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$211,633	$166,602	$28,781	$14,803	$87,071	$1,856	$510,746
Total Assets	$211,633	$166,602	$28,781	$14,803	$87,071	$1,856	$510,746
Liabilities:
Forward currency contracts#	—	—	26,682	—	—	—	26,682
Total Liabilities	$—	$—	$26,682	$—	$—	$—	$26,682
Total Financial and Derivative Net Assets	$211,633	$166,602	$2,099	$14,803	$87,071	$1,856	$484,064
Total collateral received (pledged)†##	$110,000	$123,283	$—	$—	$—	$—
Net amount	$101,633	$43,319	$2,099	$14,803	$87,071	$1,856

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

66	High Yield Advantage Fund	High Yield Advantage Fund	67

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $38,760,808 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

68     High Yield Advantage Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

		Votes for	Votes withheld
Liaquat Ahamed		104,524,129	6,192,663
Ravi Akhoury		104,530,248	6,186,544
Barbara M. Baumann		104,624,367	6,092,425
Jameson A. Baxter		104,660,794	6,055,998
Charles B. Curtis		104,594,399	6,122,393
Robert J. Darretta		104,621,409	6,095,383
Katinka Domotorffy		104,601,019	6,115,773
John A. Hill		104,626,639	6,090,153
Paul L. Joskow		104,636,179	6,080,613
Kenneth R. Leibler		104,664,565	6,052,227
Robert E. Patterson		104,690,630	6,026,162
George Putnam, III		104,615,046	6,101,746
Robert L. Reynolds		104,646,098	6,070,694
W. Thomas Stephens		104,626,798	6,089,994
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
89,581,582	1,465,543	6,386,596	13,283,071
A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
89,401,088	1,672,427	6,360,211	13,283,066

All tabulations are rounded to the nearest whole number.

High Yield Advantage Fund     69

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

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Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Advantage Fund     71

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

72     High Yield Advantage Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

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Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

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Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

76     High Yield Advantage Fund

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN032
291779 1/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2014	$85,331	$ —	$4,655	$ —
November 30, 2013	$83,156	$ —	$4,563	$ —

For the fiscal years ended November 30, 2014 and November 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,655 and $4,563 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2014	$ —	$ —	$ —	$ —

November 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015